March 19, 2001

Dear Strategic Variable Life® Plus Policyowner:

This information below supplements Massachusetts Mutual Life Insurance Company’s Strategic Variable Life® Plus Prospectus dated May 1, 2000, as supplemented on September 1, 2000. Please place this supplement with your Prospectus, and retain it for future reference.

STRATEGIC VARIABLE LIFE® PLUS
Supplement dated March 19, 2001
to the Prospectus dated May 1, 2000, as supplemented on September 1, 2000

The prospectus is changed as follows: The Guideline Premium Test definition of life insurance option (“GPT”), the Automated Account Rebalancing option and the Automated Account Value Transfer option have been removed from the Strategic Variable Life® Plus Prospectus. The information contained in this Supplement supersedes any conflicting information contained in the May 1, 2000 Strategic Variable Life® Plus prospectus, as supplemented on September 1, 2000.